                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    We the undersigned directors and/or officers of Globecomm Systems Inc. (the "Company") (formerly Worldcomm Systems Inc.), hereby severally constitute and appoint David E. Hershberg, Chief Executive Officer, Kenneth A. Miller, President and Andrew C. Melfi, Chief Financial Officer, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-1 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

    WITNESS our hands on this 26th day of February, 1997.

           /s/ DAVID E. HERSHBERG                         /s/ DONALD G. WOODRING
--------------------------------------------   --------------------------------------------
             David E. Hershberg                             Donald G. Woodring
 Chief Executive Officer and Chairman of the            Vice President and Director
    Board of Directors (Principal Executive
                   Officer)

            /s/ KENNETH A. MILLER                           /s/ HERMAN FIALKOV
--------------------------------------------   --------------------------------------------
              Kenneth A. Miller                               Herman Fialkov
           President and Director                                Director

             /s/ ANDREW C. MELFI                          /s/ SHELLEY A. HARRISON
--------------------------------------------   --------------------------------------------
               Andrew C. Melfi                              Shelley A. Harrison
Chief Financial Officer (Principal Accounting                    Director
            and Financial Officer)

            /s/ THOMAS A. DICICCO
--------------------------------------------   --------------------------------------------
              Thomas A. DiCicco                               Benjamin Duhov
         Vice President and Director                             Director

          /s/ STEPHEN C. YABLONSKI                          /s/ CECIL J. WAYLAN
--------------------------------------------   --------------------------------------------
            Stephen C. Yablonski                              Cecil J. Waylan
         Vice President and Director                             Director